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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


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                                   FORM 8-K

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                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) November 15, 1999


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                         Providence Energy Corporation
            (Exact name of registrant as specified in its charter)


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             Rhode Island                   1-10032                05-0389170
   (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
    incorporation or organization)                           Identification No.)

         100 Weybosset Street                                        02903
       Providence, Rhode Island                                    (Zip Code)
   (Address of principal executive offices)



      Registrant's telephone number, including area code (401) 272-9191

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Item 5.  Other Events

     On November 15, 1999, Providence Energy Corporation, a Rhode Island corporation ("Providence Energy"), Southern Union Company, a Delaware corporation ("Southern Union"), and GUS Acquisition Corporation, a Rhode Island corporation and a wholly owned subsidiary of Southern Union ("Newco"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger (the "Merger") of Newco with and into Providence Energy. A copy of the Merger Agreement is attached hereto as Exhibit 2 to this Form 8-K and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Providence Energy entered into Amendment No. 1, dated as of November 15, 1999 (the "Rights Amendment"), to the Common Stock Rights Agreement, dated as of July 23, 1998 (the "Rights Agreement"), between Providence Energy and The Bank of New York, as rights agent (the "Rights Agent"), providing, among other things, that (i) neither Southern Union nor any of its Affiliates shall become an Acquiring Person, as defined in the Rights Agreement, as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby and (ii) a Distribution Date, as defined in the Rights Agreement, shall not be deemed to have occurred solely as a result of the approval, execution, delivery or performance of the Merger Agreement or the consummation of the transactions contemplated thereby. A copy of the Rights Amendment is attached hereto as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

     A copy of Providence Energy's and Southern Union's joint press release dated November 15, 1999 is attached hereto as Exhibit 99 to this Form
8-K and is incorporated herein by reference.



Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          2    Agreement and Plan of Merger among Southern Union Company, GUS
     Acquisition Corporation and Providence Energy Corporation, dated as of November 15, 1999.

          10   Amendment No. 1, dated as of November 15, 1999, to Common
     Stock Rights Agreement, dated as of July 23, 1998, between Providence Energy Corporation and The Bank of New York, Rights Agent.

          99   Joint Press Release of Providence Energy and Southern Union,
     dated November 15, 1999.








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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Providence Energy Corporation



Dated:  November 15, 1999           By: /s/ James H. Dodge
                                        --------------------------
                                        Name:  James H. Dodge
                                        Title: Chairman, President and
                                               Chief Executive Officer

































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                                EXHIBIT INDEX



 Exhibit No.                           Description
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     2        Agreement and Plan of Merger, among Southern Union Company,
              GUS Acquisition Corporation and Providence Energy
              Corporation, dated as of November 15, 1999.

     10 Amendment No. 1, dated as of November 15, 1999, to Common Stock Rights Agreement, dated as of July 23, 1998, between Providence Energy Corporation and The Bank of New York, Rights Agent.

     99 Joint Press Release of Providence Energy and Southern Union, dated November 15, 1999.
































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